Exhibit 99.2

Third Quarter 2018 Earnings Report

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include statements regarding the Company’s corporate reorganization, the expected benefits of such reorganization and the related impact on existing stakeholders, estimates regarding future market capitalization and the anticipated financial impact of the corporate reorganization. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our businesses; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; our dependence on U.S. government-sponsored entities and changes in their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to the Company’s businesses, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; certain banking regulations that may limit our business activities; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in growing loan production volume; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights and our success in winning bids; changes in prevailing interest rates; increases in loan delinquencies and defaults; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant source of financing for, and revenue related to, our mortgage banking business; any required additional capital and liquidity to support business growth that may not be available on acceptable terms, if at all; our obligation to indemnify third-party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT and the Investment Funds if our services fail to meet certain criteria or characteristics or under other circumstances; decreases in the returns on the assets that we select and manage for our clients, and our resulting management and incentive fees; the extensive amount of regulation applicable to our investment management segment; conflicts of interest in allocating our services and investment opportunities among us and our advised entities; the effect of public opinion on our reputation; our recent growth; our ability to effectively identify, manage, monitor and mitigate financial risks; our initiation of new business activities or expansion of existing business activities; our ability to detect misconduct and fraud; and our ability to mitigate cybersecurity risks and cyber incidents. Our exposure to risks of loss resulting from adverse weather conditions and man- made or natural disasters; and or organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.

Third Quarter Highlights 3 .. Pretax income was $61.7 million; diluted earnings per share were $0.57 – Third quarter results reflect improved Production segment income and strong contributions from all three operating segments – Book value per share increased to $21.47 from $21.19 at June 30, 2018; pro forma for PFSI’s corporate reorganization, book value per share was $20.67(1) .. Production segment pretax income was $25.7 million, up 35% from 2Q18 and down 63% from 3Q17 – Total acquisition and origination volume was $17.9 billion in unpaid principal balance (UPB), up 12% from 2Q18 and down 6% from 3Q17 – Total correspondent government and direct lending locks were $11.1 billion in UPB, down 6% from 2Q18 and down 16% from 3Q17 – Correspondent conventional acquisition volume fulfilled for PMT was $7.5 billion in UPB, up 39% from 2Q18; drove an increase in fulfillment fee revenue .. Servicing segment pretax income was $33.6 million, down 38% from 2Q18 and up 37% from 3Q17 – Servicing portfolio grew to $284.5 billion in UPB, up 8% from June 30, 2018 and 19% from September 30, 2017 – Pretax income excluding valuation-related items was $29.9 million, down 17% from 2Q18 and 19% from 3Q17 – Redeemed $500 million of MSR-secured term notes and issued $650 million of 5-year secured term notes; refinancing expected to reduce annual interest expense by $7 million after recognizing $4.6 million of debt redemption costs this quarter – Completed $11.6 billion in UPB of previously announced bulk MSR portfolio acquisitions (1) Please refer to page 29 for a reconciliation of reported to pro forma book value per share at September 30, 2018

4 .. Investment Management segment pretax income was $2.5 million, up from $1.1 million in 2Q18 and $0.7 million in 3Q17 – Results included incentive fees of $0.7 million based on PMT’s performance – Net assets under management (AUM) were $1.6 billion, up 1% from June 30, 2018 and down 5% from September 30, 2017 Notable activity after quarter-end: .. Completed the acquisition of additional bulk Ginnie Mae MSR portfolios totaling $3.2 billion in UPB. An additional $1.2 billion in UPB of bulk MSR acquisitions are pending settlement(1) .. Completed PFSI’s corporate reorganization effective November 1st – Converted all equity ownership into a single class of publicly-traded common stock – Simplified corporate structure and financial reporting (1) These transactions are subject to continuing due diligence and customary closing conditions. There can be no assurance regarding the size of the transactions or that the transactions will be completed at all. Third Quarter Highlights (continued)

Completed Corporate Reorganization to Simplify PFSI's Structure

- All equity ownership converted into a single class of publicly-traded common stock

Key Implications for Existing Stockholders:

- **Simplified Corporate Structure** where all equity holders are represented by a single class of common stock
- **Simplified Financial Reporting** eliminates allocation of income and equity between PFSI common stockholders and PNMAC unitholders to more closely align interests
- **Expands Potential Investor Universe and Demand for the Stock**
  - Increased market capitalization from approximately $500 million to approximately $1.5 billion[1] and makes PennyMac Financial eligible for inclusion in certain stock indices

PFSI Ownership[3]



Management & Directors 22%
BlackRock(2) 21%
Other Public Shareholders 31%
HC Partners(2) 26%

- No change in voting percentages as a result of the transaction
- Significant percentages owned by management

[1] As of October 31, 2018
[2] BlackRock refers to BlackRock Mortgage Ventures, LLC and HC Partners refers to HC Partners, LLC, formerly known as Highfields Capital Investments, LLC
[3] After completion of the reorganization transaction.

PennyMac Financial Services, Inc.

5

Mortgage Market Is Large with a Vibrant Purchase-Money Opportunity

- The U.S. mortgage market is by far the largest consumer finance market, nearly ten times larger than the markets for auto loans and credit cards
- While refinance originations have decreased, there is a considerable growing opportunity in purchase-money originations
  - Forecasts predict a stable to modestly increasing total mortgage origination market over the next few years[2]
  - Purchase-money originations are expected to grow from $1.19 trillion in 2018 to $1.31 trillion in 2021
  - Demand driven by a strong economy including low unemployment and rising household incomes in key home buying demographics
  - However, near-term new and existing home sales have underperformed versus expectations due to low inventory and consumers adjusting to higher rates

U.S. Consumer Debt Outstanding[1]

($ in trillions)


$10.8
$1.1
$1.0
Mortgage debt
Auto loan debt
Credit card debt

Purchase Originations are Growing[2]


$1.63
$1.89
$1.76
$1.64
$1.63
$1.68
$1.74
$0.75
$0.90
$0.62
$0.45
$0.40
$0.41
$0.43
$0.88
$0.99
$1.14
$1.19
$1.24
$1.27
$1.31
2015
2016
2017
2018E
2019E
2020E
2021E
Purchase
Refinance

(1) Source: Federal Reserve Consumer Credit Report as of September 20, 2018. Data are as of June 30, 2018

(2) Source: Mortgage Bankers Association

PennyMac Financial Services, Inc.

6

…and the Industry Is Expected to Experience Consolidation 7 .. The industry today is highly fragmented with many smaller independent operators enabled by low rates, robust refinance volumes and high margins over the last several years – In 2013, the top 5 producers represented 48% of the market versus 28% today .. Transition to a higher interest rate, purchase- focused market is expected to drive consolidation among fewer, stronger participants .. Successful companies will be those with the size and scale to efficiently compete and will require: – Operational expertise – Deep mortgage expertise and ability to develop new products – Strong access to capital – Significant investment in technology 30% 25% 17% 15% 25% 27% 28% 34% Production Servicing Top 5 #6 - 20 #21 - 50 All others (1) Inside Mortgage Finance; 1H2018 annualized (2) Inside Mortgage Finance; as of 6/30/18 Production(1) 100% = $1.7 trillion Mortgage Market Participants Servicing(2) 100% = $10.8 trillion

1.7% 3.8% 2013 9 Mos 2018 8 (1) Source: Inside Mortgage Finance, for the 9 months ended September 30, 2018 or as of September 30, 2018 (2) Pro forma for corporate reorganization. Please refer to page 29 for a reconciliation of reported to pro forma book value per share at September 30, 2018 Loan Production Market Share Loan Servicing Market Share Book Value per Share  11th year of operations; IPO in May 2013 Leading Market Position  4th largest mortgage producer(1)  8th largest mortgage servicer(1) Unique Capabilities  Large scale and efficient operations with considerable opportunities for growth  History of developing and deploying technology for competitive advantages and to capture efficiencies  Deep mortgage and capital markets expertise and ability to develop new products  Partnership with PMT, a tax-efficient investment vehicle with a balance sheet optimized to hold residential mortgage-related assets  Largest government-insured producer(1)  2nd largest correspondent producer(1) PFSI is a Leading Nonbank Residential Mortgage Specialist 0.8% 2.6% 12/31/13 9/30/18 (2) $7.27 $20.67 6/30/2013 9/30/2018

Synergistic Partnership with PMT Is a Key Competitive Advantage 9 Best-in-Class Operating Platform (NYSE: PFSI) Management Agreements Tax-Efficient Investment Vehicle (NYSE: PMT) Services Agreements .. $1.6 billion of shareholders’ equity(1) .. Leading nonbank residential mortgage specialist .. Legacy-free, specialized and scalable operating platform .. Large-scale, technology driven operations .. Seasoned and highly experienced management team .. Well capitalized with diversified funding sources .. $1.5 billion of shareholders’ equity, including $300 million of preferred equity(1) .. Grew balance sheet from $324 million in assets at time of IPO to over $7 billion at September 30th, 2018 .. Leading residential credit investor .. Current investment focus: – GSE Credit Risk Transfer (CRT) – Mortgage Servicing Rights (MSRs) .. Pursuing new opportunities: – Investments from Prime Non- Agency and Home Equity Line of Credit (HELOC) securitizations (1) As of September 30, 2018. PFSI figure is pro forma for the corporate reorganization. Please refer to page 29 for a reconciliation of GAAP to pro forma book value per share at September 30, 2018

Consumer Direct Production .. Maximize conversion and portfolio recapture .. Add new affinity relationships to increase non-portfolio growth .. portal enhancements and new products Broker Direct Production .. Ramp sales resources and increase number of approved brokers .. portal enhancements and new products Strategic Initiatives to Drive Growth 10 Correspondent Production .. Grow non-delegated – represents about 30% of correspondent market .. Increase share from smaller correspondents .. Leverage PMT’s ability to invest in credit risk .. New products .. Grow share in all three production channels – correspondent, consumer direct, and broker direct – focusing on segments with the highest potential for growth .. Continue to invest in and deploy technology required to facilitate the loan origination process to effectively compete for consumer and broker business and capture greater share .. Develop and introduce new products including HELOC and prime non-Agency loans to meet customer needs as the origination market adjusts to a higher rate environment Servicing .. Grow portfolio via production and maximize recapture .. Strategically acquire bulk MSR portfolios ..Servicing system platform enhancements Successful execution of our growth initiatives is expected to facilitate additional investment opportunities for PMT and increase Investment Management income

Correspondent Production(1) Market Share Market Share Consumer Direct Production(1) Loan Servicing(1) Market Share Investment Management AUM (billions) 11 Trends in PennyMac Financial’s Businesses 10.17% 10.36% 10.83% 11.71% 0% 2% 4% 6% 8% 10% 12% 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18E 0.49% 0.56% 0.36% 0.53% 0.00% 0.20% 0.40% 0.60% 0.80% 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18E 1.82% 2.26% 2.45% 2.64% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18E (1) Source: Inside Mortgage Finance and company estimates. Inside Mortgage Finance estimates total 3Q18 origination market of $435 billion. Correspondent production share estimate is based on PFSI and PMT acquisition volume of $16.6 billion divided by $141 billion for the correspondent market (estimated to be 33% of total origination market). Consumer direct production share is based on PFSI originations of $1.3 billion divided by $244 billion for the retail market (estimated to be 56% of total origination market). Loan servicing market share is based on PFSI’s servicing UPB of $284.5 billion divided by an estimated $10.8 trillion in mortgage debt outstanding as of September 30, 2018. $1.56 $1.64 $1.55 $1.59 $0.0 $0.5 $1.0 $1.5 $2.0 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18

Production Segment Highlights – Correspondent Channel

- Correspondent acquisitions by PMT in 3Q18 totaled $16.5 billion, up 10% Q/Q and down 5% Y/Y
  - 54% government loans; 46% conventional loans
  - 39% Q/Q increase in conventional conforming acquisitions; up 15% Y/Y
  - 6% Q/Q decrease in government acquisitions; down 18% Y/Y
  - Purchase-money loans comprised 87% of total 3Q18 acquisition volume, up from 85% in 2Q18
- Correspondent lock volume of $17.7 billion, up 9% Q/Q and 2% Y/Y; government locks totaled $9.1 billion, down 9% Q/Q and 17% Y/Y; conventional locks totaled $8.5 billion, up 40% Q/Q and 34% Y/Y
- Growth in conventional volume reflects PMT's unique execution capabilities and improved market conditions during the quarter
- Decrease in revenue per fallout-adjusted government lock reflects heightened competition
- Ongoing development of non-delegated and community bank and credit union relationships where we have traditionally under-indexed the market
- October correspondent acquisitions totaled $6.3 billion; locks totaled $6.8 billion

Correspondent Volume and Mix

(UPB in billions)



$17.4
$16.2
$17.7
$6.5
$5.4
$7.5
$10.9
$9.5
$9.0
3Q17
2Q18
3Q18
Government loans(1)
Conventional loans for PMT(2)
Total locks(3)

Key Financial Metrics	2Q18	3Q18
Revenue per fallout-adjusted government lock (bps)[4]	44	35
Weighted average fulfillment fee (bps)[5]	27	35

Selected Operational Metrics	2Q18	3Q18
Correspondent seller relationships	631	655
Purchase-money loans, as a % of total acquisitions	85%	87%

PennyMac® Financial Services, Inc.

(1) For government-insured and guaranteed loans and jumbo loans, PFSI earns income from holding and selling or securitizing the loans
(2) For conventional loans, PFSI earns a fulfillment fee from PMT rather than income from holding and selling or securitizing the loans
(3) Includes locks related to PMT loan acquisitions, including conventional loans for which PFSI earns a fulfillment fee upon loan funding
(4) Includes net gains on mortgage loans held for sale, loan origination fees and net interest income for government-insured correspondent loans; lock volume adjusted for expected fallout, which was 3% in 3Q18 for government-insured correspondent locks
(5) Based on funded loans subject to fulfillment fee. The weighted average fulfillment fee rate may reflect discretionary adjustments to facilitate the successful completion of certain loan transactions

12

Production Segment Highlights – Consumer Direct Channel

- Consumer direct production volume of $1.3 billion in 3Q18, up 41% Q/Q and down 16% Y/Y
- Continued transition to more operationally intensive loans (e.g. purchase money)
  - Increased volumes of cash-out refinance and purchase-money loans helping to mitigate decline in rate-and-term refinances
  - Streamlined documentation loans accounted for only 2% of funded loans in 3Q18 versus 60% in 3Q17
- Higher origination volumes and margins reflect successful transition to a new interest rate environment
- mac portal introduced in April has captured $226 million in locks to date through quarter end
- October consumer direct originations totaled $465 million; locks totaled $615 million
  - $679 million committed pipeline at October 31, 2018[1]

Consumer Direct Production Volume

(UPB in billions)



$1.5
$0.9
$1.3
$0.9
$0.8
$0.7
3Q17
2Q18
3Q18
Portfolio-sourced fundings
Non-portfolio fundings
Committed pipeline (1)

Consumer Direct Margin	2Q18	3Q18
Revenue per fallout-adjusted consumer direct lock (bps)[2]	337	363

[1] Commitments to originate mortgage loans at specified terms at period end
[2] Includes net gains on mortgage loans held for sale, loan origination fees and net interest income; lock volume adjusted for expected fallout, which was 33% in 3Q18 for consumer direct locks

PennyMac® Financial Services, Inc.

13

Production Segment Highlights – Broker Direct Channel

- Broker direct production volume of $110.8 million in 3Q18, up from $61.8 million in 2Q18
- Approved brokers totaled 428, up from 268 at June 30th
- Continuing to build out our institutionally-focused relationship sales effort
- POWER portal enhancements provide brokers greater process transparency and control
  - Loan tracking and milestone updates
  - Change requests and information validation
  - Supplemented by call center loan level process management
- Full suite of conventional and government offerings to be supplemented by the introduction of new products (prime jumbo, Fannie Mae's HomeReady®) and features (Lender Paid Mortgage Insurance)
- October broker direct originations totaled $63 million; locks totaled $107 million
  - $96 million committed pipeline at October 31, 2018[1]

Broker Direct Production Volume

(UPB in millions)



$3.5
$3.3
$29.8
$29.9
$37.9
$31.9
$41.0
$64.4
$69.7
1Q18
2Q18
3Q18
Conventional loans
Government loans
Committed pipeline(1)

Broker Direct Metrics	2Q18	3Q18
Revenue per fallout-adjusted broker direct lock (bps)[2]	47	84
Approved brokers	268	428

[1] Commitments to originate mortgage loans at specified terms at period end
[2] Includes net gains on mortgage loans held for sale, loan origination fees and net interest income; lock volume adjusted for expected fallout, which was 30% in 3Q18 for broker direct locks
[3] As of June 30, 2018 and September 30, 2018

PennyMac® Financial Services, Inc.

14

Servicing Segment Highlights

- Servicing portfolio totaled $284.5 billion in UPB at September 30th, up 8% Q/Q and 19% Y/Y
- Completed $11.6 billion in UPB of previously announced bulk MSR acquisitions
  - Also completed the acquisition of $3.2 billion in UPB of bulk MSRs after quarter end with an additional $1.2 billion pending settlement[1]
- Limited exposure to Hurricanes Michael and Florence
  - 16,181 loans in affected areas, compared to over 117,000 loans related to Hurricanes Harvey and Irma in 2017

Selected Operational Metrics	2Q18	3Q18
Loans serviced (in thousands)	1,328	1,392
60+ day delinquency rate	2.6%	2.4%
Actual CPR - owned portfolio	12.2%	12.3%
Actual CPR - sub-serviced[2]	8.9%	8.7%
UPB of completed modifications ($ in millions)	$1,038	$1,190
EBO transactions ($ in millions)[3]	$797	$974
Electronic payments (% of portfolio)	88%	88%
Customers registered for the website[4]	86%	92%

Loan Servicing Portfolio Composition

(UPB in billions)



$238.4
$263.5
$284.5
3Q17
2Q18
3Q18
Prime owned
Prime subserviced
Special

Net Portfolio Growth

(UPB in billions)



$263.5
($8.5)
$17.9
$11.6
$284.5
At 6/30/18
Runoff(5)
Additions from loan production(6)
MSR acquisitions
At 9/30/18

PennyMac Financial Services, Inc.

(1) These transactions are subject to continuing due diligence and customary closing conditions. There can be no assurance regarding the size of the transactions or that the transactions will be completed at all.
(2) Represents PMT's MSRs (3) Early buyouts of delinquent loans from Ginnie Mae pools during the period
(4) Percent of serviced and subserviced loans that have registered on PennyMacUSA.com
(5) Also includes loans servicing released in connection with recent asset sales by PMT and the Investment Funds
(6) Includes consumer direct production, government correspondent acquisitions, and conventional conforming and jumbo loan acquisitions subserviced for PMT

15

Investment Management Segment Highlights

- Net assets under management as of September 30, 2018 were $1.6 billion, up modestly from June 30, 2018
- PMT's continued strong performance resulted in $0.7 million in performance-based incentive fees
- New investments focused on CRT under a new transaction with Fannie Mae and associated MSRs
- Distressed loan investments represent only 6% of PMT's mortgage assets
- Pursuing growth strategies beyond CRT and MSRs
  - Non-Agency securitizations – subordinate credit tranches on non-Agency securitizations of prime loans
  - Residual interests from HELOC securitizations

Investment Management AUM

($ in billions)



$1.64
$0.03
$1.55
$1.56
$1.61
$1.55
$1.56
3Q17
2Q18
3Q18
PMT
Investment Funds

PMT's Mortgage Assets[1]



26%
28%
100% =
$7.6 billion
6%
18%
22%
Agency RMBS
MSRs and ESS
Credit Risk Transfer (CRT)
Distressed whole loans and REO
Loan inventory

[1] As of September 30, 2018 except for credit risk transfer which is presented on a pro forma basis reflecting the settlement of the commitments to fund deposits securing CRT agreements related to our fourth CRT transaction and firm commitments to purchase CRT securities

PennyMac® Financial Services, Inc.

16

Hedging Approach Continues to Moderate the Volatility of PFSI's Results

MSR Valuation Changes and Offsets

($ in millions)



MSR fair value change before recognition of realization of cash flows
Change in fair value of hedges and ESS liability
Production pretax income
$69.0
$12.0
($22.0)
$42.3
$19.0
($25.3)
$60.9
$25.7
($54.1)
3Q17
2Q18
3Q18

- PFSI seeks to moderate the impact of interest rate changes on the fair value of its MSR asset through a comprehensive hedge strategy that also considers production-related income
- In 3Q18, MSR fair value increased primarily due to increasing mortgage rates, resulting in expectations for lower prepayment activity in the future
  - Valuation increase was partially offset by higher than expected prepayment levels during the quarter
- MSR fair value gains largely offset by associated hedging costs and rate-driven fair value increase of the ESS liability

PennyMac Financial Services, Inc.

17

Servicing Profitability Excluding Valuation-Related Changes

	3Q17			2Q18			3Q18		
	$ in millions		basis points[1]	$ in millions		basis points[1]	$ in millions		basis points[1]
Operating revenue	$	167.4	28.4	$	180.8	27.7	$	198.3	28.5
Amortization and realization of MSR cash flows		(65.7)	(11.2)		(65.2)	(10.0)		(71.4)	(10.3)
EBO-related revenue[2]		39.4	6.7		45.1	6.9		40.7	5.9
Servicing expenses:									
Operating expenses		(65.2)	(11.1)		(74.4)	(11.4)		(75.8)	(10.9)
Credit losses and provisions for defaulted loans		(10.4)	(1.8)		(15.0)	(2.3)		(18.6)	(2.7)
EBO transaction-related expense		(6.1)	(1.0)		(11.4)	(1.7)		(14.0)	(2.0)
Financing expenses:									
Interest on ESS		(4.0)	(0.7)		(3.9)	(0.6)		(3.7)	(0.5)
Interest to third parties		(18.2)	(3.1)		(20.3)	(3.1)		(25.6)	(3.7)
Pretax income excluding valuation-related changes	**$**	**37.1**	**6.3**	**$**	**35.8**	**5.5**	**$**	**29.9**	**4.3**
Valuation-related changes[3]									
MSR fair value[4]		(22.0)			42.3			60.9	
ESS liability fair value		4.8			(1.0)			(1.1)	
Hedging derivatives losses		7.2			(24.3)			(53.0)	
Provision for credit losses on active loans[5]	$	(2.7)			1.8			(3.1)	
Servicing segment pretax income (loss)	**$**	**24.5**		**$**	**54.6**		**$**	**33.6**	

- Pretax income excluding valuation-related changes decreased from 2Q18 and 3Q17, primarily driven by $4.6 million in interest expense related to the redemption of secured term notes in August
- Increase in operating revenue driven by portfolio growth and higher interest income from custodial deposits, partially offset by increased realization of MSR cash flows
- Income from early buyout (EBO) related activities decreased due to a reduced modification pipeline and lower redelivery margins as well as increased expenses resulting from higher loan buyout volumes

PennyMac® Financial Services, Inc.

(1) Of average portfolio UPB, annualized
(2) Comprised of net gains on mortgage loans held for sale at fair value and net interest income related to EBO loans
(3) Changes in fair value do not include realization of MSR cash flows, which are included in amortization and realization of MSR cash flows above
(4) Includes fair value changes and provision for impairment
(5) Considered in the assessment of MSR fair value changes

18

Appendix

• Complex and highly regulated mortgage industry requires effective governance, compliance and operating systems • Operating platform has been developed organically and is highly scalable • Commitment to strong corporate governance, compliance and risk management since inception • PFSI is well positioned for continued growth in this market and regulatory environment Loan Production Loan Servicing Investment Management • Servicing for owned MSRs and subservicing for PMT • Major loan servicer for Fannie Mae, Freddie Mac and Ginnie Mae • Industry-leading capabilities in special servicing • Organic growth results from loan production, supplemented by MSR acquisitions and PMT investment activity • External manager of PennyMac Mortgage Investment Trust (NYSE: PMT), which is focused on investing in mortgage-related assets: – GSE credit risk transfers – MSRs and ESS – Investments in prime non-Agency MBS and ABS – Distressed whole loans • Synergistic partnership with PMT • Correspondent aggregation of newly originated loans from third-party sellers – PFSI earns gains on delegated government-insured and non- delegated loans – Fulfillment fees for PMT’s delegated conventional loans • Consumer direct origination of conventional and government- insured loans • Broker direct origination launched in 2018 20 Overview of PennyMac Financial’s Businesses

PLS launches Broker Direct channel PennyMac Financial completes corporate reorganization simplifying corporate structure PennyMac Financial’s Ten Years of Continuous Growth and Development 21 2008 2009 2010 2012 2013 2016 2017 2018 PennyMac Loan Services, LLC (PLS) founded in 2008 with 72 employees August 9, 2009 PennyMac Mortgage Investment Trust IPOs on the NYSE (PMT) PLS launches correspondent group PLS reaches 1,000 employees May 14, 2013 PennyMac Financial Services, Inc. IPOs on the NYSE (PFSI) PMT becomes the 2nd largest correspondent aggregator overall(1) PLS reaches 1 million customers and 3,100 employees in January PLS becomes the 8th largest mortgager servicer with a portfolio over $229 billion in UPB (1) Leading nonbank residential mortgage specialist with capital, expertise, operational capabilities and breadth of management (1) Source: Inside Mortgage Finance

22 Industry-leading platform built organically – not through acquisitions .. Disciplined, sustainable growth for more than 10 years .. Focused on building and testing processes and systems before large transaction volumes Distinctive expertise and full range of capabilities across mortgage banking and investment management  Loan production, e.g., loan fulfillment systems and operations, correspondent counterparty review and management  Credit, e.g., loan program development, underwriting and quality control  Capital markets, e.g., pooling and securitization, hedging/interest rate risk management  Servicing, e.g., customer service, default management, investor accounting  Corporate functions, e.g., enterprise risk management, internal audit, treasury, finance and accounting, legal, IT infrastructure and development .. Over 3,000 employees .. Highly experienced management team – 120 senior-most executives have, on average, 25 years of relevant industry experience Strong governance and compliance culture .. Led by distinguished board which includes eight independent Directors .. Robust management governance structure with 10 committees that oversee key risks and controls .. External oversight by regulators, business partners and other third parties Desired structure in place to compete effectively as a non-bank .. Synergistic partnership with PMT, a leading residential mortgage REIT and long-term investment vehicle .. Provides access to efficient capital and reduces balance sheet constraints on growth PennyMac Financial is in a Unique Position Among Mortgage Specialists

23 Why Are MSR Sales Occurring? How Do MSRs Come to Market? .. Large servicers may sell MSRs due to continuing operational pressures, higher regulatory capital requirements for banks (treatment under Basel III) and a re-focus on core customers/businesses .. Independent mortgage banks sell MSRs from time to time due to a need for capital .. Intermittent large bulk portfolio sales ($10+ billion in UPB) Require considerable coordination with selling institutions and Agencies .. Mini-bulk sales (typically $500 million to $5 billion in UPB) .. Flow/co-issue MSR transactions (monthly commitments, typically $20-$100 million in UPB) Alternative delivery method typically from larger independent originators Which MSR Transactions Are Attractive? .. GSE and Ginnie Mae servicing in which PFSI has distinctive expertise .. MSRs sold and operational servicing transferred to PFSI (not subserviced by a third party) .. Measurable representation and warranty liability for PFSI PFSI is uniquely positioned to be a successful acquirer of MSRs • Proven track record of complex MSR and distressed loan transfers • Operational platform that addresses the demands of the Agencies, regulators and financing partners • Physical capacity in place to sustain servicing portfolio growth plans • Potential co-investment opportunity for PMT in the ESS Opportunity in MSR Acquisitions

24 Excess Servicing Spread (e.g., 12.5bp) MSR Asset (e.g., 25bp servicing fee) Acquired by PFSI from Third-Party Seller(1) .. PMT has co-invested in Agency MSRs acquired from third-party sellers by PFSI; presently only related to certain Ginnie Mae MSRs .. PMT acquires the right to receive the ESS cash flows over the life of the underlying loans .. PFSI owns the MSRs and services the loans (1) The contractual servicer and MSR owner is PLS, an indirect controlled subsidiary of PFSI (2) Subject and subordinate to Agency rights (under the related servicer or issuer guide) and, as applicable, to PFSI’s pledge of MSRs under a note payable; does not change the contractual servicing fee paid by the Agency to the servicer Excess Servicing Spread(2) .. Interest income from a portion of the contractual servicing fee – Realized yield dependent on prepayment speeds and recapture Base MSR .. Income from a portion of the contractual servicing fee .. Also entitled to ancillary income .. Bears expenses of performing loan servicing activities .. Required to advance certain payments largely for delinquent loans Base MSR (e.g., 12.5bp) Acquired by PMT from PFSI(1) Example transaction: actual transaction details may vary materially PFSI’s Mortgage Servicing Rights Investments in Partnership with PMT

25 MSR Asset Valuation Note: Figures may not sum exactly due to rounding UPB $170,001 $23,658 $193,659 Weighted average coupon 3.88% 4.18% 3.91% Prepayment speed assumption (CPR) 8.1% 9.0% 8.2% Weighted average servicing fee rate 0.32% 0.34% 0.32% Fair value of MSR $2,454.7 $331.2 $2,786.0 As a multiple of servicing fee 4.52 4.10 4.47 Related excess servicing spread liability - $223.3 - September 30, 2018 Unaudited ($ in millions) Total Fair value subject to excess servicing spread liability Fair value not subject to excess servicing spread

26 Note: Figures may not sum exactly due to rounding Acquisitions and Originations by Product Unaudited ($ in millions) Correspondent Acquisitions Conventional 6,530$ 5,891$ 4,226$ 5,396$ 7,501$ Government 10,873 9,505 8,830 9,546 8,970$ Jumbo - - - 8 9$ Total 17,403$ 15,396$ 13,056$ 14,951$ 16,480$ Consumer Direct Originations Conventional 513$ 646$ 708$ 634$ 828$ Government 1,008 996 559 277 458 Jumbo - - - - - Total 1,522$ 1,642$ 1,266$ 911$ 1,286$ Broker Direct Originations Conventional -$ -$ 4$ 32$ 70$ Government - - 3 30 41 Jumbo - - - - - Total -$ -$ 7$ 62$ 111$ Total acquisitions/originations 18,925$ 17,038$ 14,329$ 15,924$ 17,876$ UPB of loans fulfilled for PMT 5,891$ 5,405$ 4,226$ 7,509$ 6,530$ 2Q183Q17 4Q17 1Q18 3Q18

27 Note: Figures may not sum exactly due to rounding Interest Rate Locks by Product Unaudited ($ in millions) Correspondent Locks Conventional 6,356$ 6,293$ 4,392$ 6,091$ 8,535$ Government 10,999 9,571 9,162 10,082 9,146 Jumbo - - 13 59 33 Total 17,356$ 15,864$ 13,567$ 16,232$ 17,714$ Consumer Direct Locks Conventional 845$ 947$ 1,080$ 1,018$ 1,106$ Government 1,387 1,261 573 625 659 Jumbo - - 8 29 24 Total 2,232$ 2,209$ 1,661$ 1,672$ 1,789$ Broker Direct Locks Conventional -$ -$ 15$ 50$ 131$ Government - - 20 51 65 Jumbo - - - - - Total -$ -$ 35$ 101$ 196$ Total locks 19,588$ 18,073$ 15,263$ 18,005$ 19,699$ 2Q183Q17 4Q17 1Q18 3Q18

28 Correspondent Consumer Direct Credit Characteristics by Acquisition / Origination Period 3Q17 4Q17 1Q18 2Q18 3Q18 Government-insured 693 693 697 697 699 Conventional 749 745 744 748 748 Weighted Average FICO 3Q17 4Q17 1Q18 2Q18 3Q18 Government-insured 692 695 697 709 700 Conventional 741 738 738 736 731 Weighted Average FICO

29 Reconciliation of Reported to Pro Forma Book Value per Share at September 30, 2018 As presented Pro forma adjustments Pro forma STOCKHOLDERS' EQUITY Class A common stock 3$ 5$ 8$ Class B common stock - - - Additional paid-in-capital(1) 236,457 1,059,238 1,295,695 Retained earnings 304,386 - 304,386 Total stockholders' equity attributable to PennyMac Financial Services, Inc. common stockholders 540,846 1,059,243 1,600,089 Noncontrolling interest in Private National Mortgage Acceptance Company, LLC 1,375,864 (1,375,864) - Total stockholders' equity 1,916,710$ (316,621)$ 1,600,089$ Class A common shares outstanding 25,195 52,222 77,417 Book value per share $21.47 ($0.80) $20.67 (1) Adjustments to additional paid-in capital are comprised of the following: Transfer of non-controlling interest 1,375,864$ Par value of shares issued pursuant to conversion of PNMAC Class A Units (5) Deferred taxes attributable to converted Class A PNMAC units (316,621) 1,059,238$ (in thousands except book value per share)